[WASHINGTON REAL ESTATE INVESTMENT TRUST LOGO APPEARS HERE]

WASHINGTON REAL ESTATE INVESTMENT TRUST ANNOUNCES 1ST QUARTER TOTAL NET INCOME OF $11.2 MILLION ($0.28 PER SHARE) AND FUNDS FROM OPERATIONS OF $19.3 MILLION ($0.49 PER SHARE)

Washington Real Estate Investment Trust (WRIT) reported the following results today:

	Q1 2003	Q1 2002
Net Income Per Share	$0.28	$0.42
Funds from Operations (“FFO”) Per Share	$0.49	$0.50

Net income per share for Q1 2002 included a $0.10 per share gain on property disposed in Q1 2002. There were no property dispositions in Q1 2003. A reconciliation of net income to funds from operations is provided on the attached income statement. All per share amounts are fully diluted.

Edmund B. Cronin, Jr., Chairman, President and CEO, stated, “On a national basis, with the exception of the retail property sector, real estate fundamentals continue to be weak as a result of the continued underperforming economy. Fortunately, our geographic focus in the greater Washington/Baltimore metropolitan region, diversified real estate portfolio and conservative balance sheet are serving us well. Our office and industrial properties have been more adversely affected by the soft economy while the multifamily and retail portfolios are performing relatively well. Furthermore WRIT’s dividend remains secure.”

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington/Baltimore metropolitan region. WRIT owns a diversified portfolio of 60 properties consisting of 11 retail centers, 24 office properties, 16 industrial and 9 multifamily properties.

WRIT’s dividends have increased every year for 32 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Note: WRIT’s press releases and supplemental financial information are available on the company website at www.writ.com or by contacting Investor Relations at 301-984-9400.

Certain statements in this press release and the supplemental disclosures attached hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

(In thousands)

	Three Months Ended March 31,
OPERATING RESULTS	2003	2002
Revenue
Real estate rental revenue	$38,961	$38,022
Other income	108	148

	39,069	38,170

Expenses
Real estate expenses	(11,603)	(10,525)
Interest expense	(7,047)	(6,883)
Depreciation and amortization	(8,073)	(6,950)
General and administrative	(1,132)	(1,240)

	(27,855)	(25,598)

Income from continuing operations	11,214	12,572
Discontinued operations:
Loss from operations of property disposed	—	(82)
Gain on property disposed	—	3,838

Net Income	11,214	16,328

Real estate depreciation and amortization	8,073	6,950
Discontinued operations:
Gain on property disposed	—	(3,838)
Real estate depreciation and amortization	—	11

Funds from operations(1)	19,287	19,451

Accretive:
Tenant improvements	(1,613)	(1,014)
Leasing commissions capitalized	(1,419)	(283)
Non-Accretive:
Recurring capital improvements	(865)	(1,814)
Straight line rents, net of reserve	(318)	(539)
Non real estate depreciation & amortization	476	515

Funds Available for Distribution(2)	$15,548	$16,316

(1) Funds From Operations (“FFO”) - The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus depreciation and amortization. WRIT consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, WRIT believes that FFO more accurately provides investors an indication of its ability to incur and service debt, make capital expenditures and fund other needs.

(2) Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain WRIT’s properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because WRIT considers it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders.

FOR IMMEDIATE RELEASE

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

		Three Months Ended March 31,
Per Share Data		2003	2002
Income from continuing operations	(Basic)	$0.29	$0.32
	(Diluted)	$0.28	$0.32
Gain on property disposed	(Basic)	$0.00	$0.10
	(Diluted)	$0.00	$0.10
Net income	(Basic)	$0.29	$0.42
	(Diluted)	$0.28	$0.42
Funds from operations	(Basic)	$0.49	$0.50
	(Diluted)	$0.49	$0.50
Dividends paid		$0.3525	$0.3325
Weighted average shares outstanding		39,173,898	38,898,988
Fully diluted weighted average shares outstanding		39,357,895	39,185,576

FOR IMMEDIATE RELEASE

WASHINGTON REAL ESTATE INVESTMENT TRUST

CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31, 2003	December 31, 2002
Assets
Land	$171,514	$169,045
Building	697,394	684,657

Total real estate, at cost	868,908	853,702
Accumulated depreciation	(154,004)	(146,912)

Total investment in real estate, net	714,904	706,790
Cash and cash equivalents	17,350	13,076
Rents and other receivables, net of allowance for doubtful accounts of $2,531 and $2,188, respectively	14,822	14,072
Prepaid expenses and other assets	21,852	22,059

Total Assets	$768,928	$755,997

Liabilities
Accounts payable and other liabilities	$12,887	$14,661
Advance rents	5,440	4,409
Tenant security deposits	6,582	6,495
Mortgage notes payable	93,499	86,951
Line of credit payable	—	50,750
Notes payable	325,000	265,000

Total Liabilities	443,408	428,266

Minority interest	1,565	1,554

Shareholders’ Equity
Shares of beneficial interest, $.01 par value; 100,000
shares authorized: 39,184 and 39,168 shares issued
and outstanding, respectively	392	392
Additional paid-in capital	329,134	328,797
Retained earnings (deficit)	(5,152)	(2,554)
Less: Deferred compensation on restricted shares	(419)	(458)

Total Shareholders’ Equity	323,955	326,177

Total Liabilities and Shareholders’ Equity	$768,928	$755,997

FOR IMMEDIATE RELEASE

Occupancy Levels by Core Portfolio(1) and All Properties

	Core Portfolio		All Properties
	1st QTR	1st QTR	1st QTR	1st QTR
Sector	2003	2002	2003	2002
Multifamily	90.9%	93.5%	90.9%	93.5%
Office Buildings	86.9%	90.2%	87.1%	90.2%
Retail Centers	96.0%	93.4%	96.1%	93.4%
Industrial/Flex Centers	87.7%	97.6%	88.2%	94.8%

Overall Portfolio	88.9%	92.2%	89.3%	91.9%

2003 Acquisition Summary

	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	March 31, 2003 Leased Percentage	Investment
Fullerton Industrial Center	1/24/2003	137,000	137,000	100%	100%	$10,600,000

(1) Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods. For Q1 2002 and Q1 2003, core portfolio properties exclude 1501 South Capitol Street, The Atrium Building, 1620 Wilson Boulevard, Centre at Hagerstown and Fullerton Industrial Center.

Washington Real Estate Investment Trust

FOR IMMEDIATE RELEASE

Conference Call Information

WRIT will conduct a Conference/Webcast Call to discuss 1st Quarter Earnings on Tuesday, April 22, 2003 at 11:00 AM, Eastern Time. Conference call access information is as follows:

USA Toll Free Number:	1-800-404-1354
International Toll Number:	1-706-643-0825
Leader:	Sara Grootwassink

The instant replay of the Conference Call will be available until April 29, 2003 at 11:55 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:	1-800-642-1687
International Toll Number:	1-706-645-9291
Conference ID:	9440022

The live on-demand webcast of the Conference Call will also be available on WRIT’s website at www.writ.com. The on-line playback of the webcast will be available at www.writ.com for 30 days following the Conference Call.

6

Contact:	6110 Executive Blvd
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

March 31, 2003

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington/Baltimore metropolitan region. The Trust owns a diversified portfolio of 60 properties consisting of 11 retail centers, 24 office properties, 16 industrial and 9 multifamily properties.

WRIT's dividends have increased every year for 32 consecutive years. WRIT's FFO per share has increased every year for 30 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Washington Real Estate Investment Trust

Consolidated Statement of Operations

(In thousands, except per share data)

	Three Months Ended
OPERATING RESULTS	03/31/03	12/31/02	09/30/02	06/30/02	03/31/02
Real estate rental revenue	$38,961	$39,027	$38,324	$37,556	$38,022
Real estate expenses	(11,603)	(11,124)	(11,453)	(10,803)	(10,525)

	27,358	27,903	26,871	26,753	27,497
Real estate depreciation and amortization	(8,073)	(7,894)	(7,303)	(7,053)	(6,950)

Income from real estate	19,285	20,009	19,568	19,700	20,547

Other income	108	127	177	228	148
Interest expense	(7,047)	(7,010)	(7,068)	(6,888)	(6,883)
General and administrative	(1,132)	(1,074)	(1,034)	(1,227)	(1,240)

Income from continuing operations	11,214	12,052	11,643	11,813	12,572
Discontinued operations:
Income (loss) from operations of disposed property	—	—	—	—	(82)
Gain on property disposed	—	—	—	—	3,838

Net Income	$11,214	$12,052	$11,643	$11,813	$16,328

Per Share Data

Income from continuing operations	$0.28	$0.31	$0.30	$0.30	$0.32

Net Income	$0.28	$0.31	$0.30	$0.30	$0.42

Fully diluted weighted average shares outstanding	39,357,895	39,328,198	39,358,143	39,348,732	39,185,576

Percentage of Revenues:
Real estate expenses	29.8%	28.5%	29.9%	28.8%	27.7%
General and administrative	2.9%	2.8%	2.7%	3.3%	3.3%

Ratios:
EBITDA / Interest Expense	3.6x	3.9x	3.7x	3.7x	3.8x
Income from continuing operations / Total revenue	28.8%	30.9%	30.4%	31.5%	33.1%
Earnings to Fixed Charges	2.6x	2.7x	2.6x	2.7x	2.8x

Washington Real Estate Investment Trust

Consolidated Balance Sheet

(In thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002	2002	2002	2002
Assets
Land	$171,514	$169,045	$169,045	$165,863	$152,835
Building	697,394	684,657	679,365	660,314	625,374

Total real estate, at cost	868,908	853,702	848,410	826,177	778,209
Accumulated depreciation	(154,004)	(146,912)	(139,965)	(133,219)	(126,788)

Total investment in real estate, net	714,904	706,790	708,445	692,958	651,421
Cash and cash equivalents	17,350	13,076	15,818	24,129	30,509
Rents and other receivables, net of allowance for doubtful accounts	14,822	14,072	12,617	12,481	11,088
Prepaid expenses and other assets	21,852	22,059	21,083	16,604	18,248

Total Assets	$768,928	$755,997	$757,963	$746,172	$711,266

Liabilities
Accounts payable and other liabilities	$12,887	$14,661	$11,869	$14,522	$11,564
Advance rents	5,440	4,409	4,172	3,006	2,953
Tenant security deposits	6,582	6,495	6,442	6,302	6,184
Mortgage notes payable	93,499	86,951	87,197	94,159	94,445
Lines of credit payable	—	50,750	53,750	32,000	—
Notes payable	325,000	265,000	265,000	265,000	265,000

Total Liabilities	443,408	428,266	428,430	414,989	380,146

Minority interest	1,565	1,554	1,554	1,542	1,658

Shareholders' Equity
Shares of beneficial interest, $.01 par value; 100,000 shares authorized	$392	$392	$391	$391	$390
Additional paid-in capital	329,134	328,797	328,387	327,893	325,741
Retained earnings (deficit)	(5,152)	(2,554)	(799)	1,357	3,331
Less: Deferred Compensation on restricted shares	(419)	(458)	—	—	—

Total Shareholders' Equity	323,955	326,177	327,979	329,641	329,462

Total Liabilities and Shareholders' Equity	$768,928	$755,997	$757,963	$746,172	$711,266

Total Debt / Total Market Capitalization	0.29:1	0.29:1	0.29:1	0.26:1	0.24:1

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

	Three Months Ended
	03/31/03	12/31/02	09/30/02	06/30/02	03/31/02
Funds From Operations(1)
Net Income	$11,214	$12,052	$11,643	$11,813	$16,328
Real estate depreciation and amortization	8,073	7,894	7,303	7,053	6,950
Gain on sale of real estate investment	—	—	—	—	—
Discontinued operations:
Gain on property disposed	—	—	—	—	(3,838)
Real estate depreciation and amortization	—	—	—	—	11

Funds From Operations (FFO)	19,287	19,946	18,946	18,866	19,451

FFO per share—basic	$0.49	$0.51	$0.48	$0.48	$0.50
FFO per share—fully diluted	$0.49	$0.51	$0.48	$0.48	$0.50

Funds Available for Distribution(2)
Accretive:
Tenant Improvements	(1,613)	(1,267)	(1,095)	(1,280)	(1,014)
Leasing Commissions Capitalized	(1,419)	(496)	(258)	(381)	(283)
Non-Accretive:
Recurring Capital Improvements	(865)	(2,475)	(2,132)	(1,647)	(1,814)
Straight-Line Rent, Net	(318)	(484)	(338)	(487)	(539)
Non RE Depreciation & Amortization	476	501	491	488	515

Funds Available for Distribution (FAD)	$15,548	$15,725	$15,614	$15,559	$16,316

Average shares—basic	39,173,898	39,150,598	39,133,714	39,055,523	38,898,988
Average shares—fully diluted	39,357,895	39,328,198	39,358,143	39,348,732	39,185,576

(1) Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus depreciation and amortization. WRIT considers FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, WRIT believes that FFO more accurately provides investors an indication of its ability to incur and service debt, make capital expenditures and fund other needs.

(2) Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain WRIT’s properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because WRIT considers it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

	Three Months Ended
	03/31/03	12/31/02	09/30/02	06/30/02	03/31/02
EBITDA(1)

Net income	$11,214	$12,052	$11,643	$11,813	$16,328
Add:
Interest expense	7,047	7,010	7,068	6,888	6,883
Real estate depreciation and amortization	8,073	7,894	7,303	7,053	6,950
Non-real estate depreciation	149	203	200	203	201
Less:
Gain on sale of real estate investment	—	—	—	—	(3,838)
Other income	(108)	(127)	(177)	(228)	(148)

EBITDA	$26,375	$27,032	$26,037	$25,729	$26,376

(1) EBITDA is earnings before interest, taxes, depreciation and amortization. WRIT considers EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands, except per share amounts)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002	2002	2002	2002
Balances Outstanding

Secured
Conventional fixed rate	$93,499	$86,951	$87,197	$94,159	$94,445

Secured total	93,499	86,951	87,197	94,159	94,445

Unsecured
Fixed rate bonds and notes	325,000	265,000	265,000	265,000	265,000
Credit facility	—	50,750	53,750	32,000	—

Unsecured total	325,000	315,750	318,750	297,000	265,000

Total	$418,499	$402,701	$405,947	$391,159	$359,445

Average Interest Rates

Secured
Conventional fixed rate	7.2%	7.3%	7.3%	7.4%	7.4%

Secured total	7.2%	7.3%	7.3%	7.4%	7.4%

Unsecured
Fixed rate bonds	7.0%	7.4%	7.4%	7.4%	7.4%
Credit facilities	0.0%	2.1%	2.5%	2.6%	0.0%

Unsecured total	7.0%	6.5%	6.6%	6.9%	7.4%

Average	7.0%	6.7%	6.7%	6.5%	7.4%

Maturity Schedule

	Future Maturities of Debt
				Average
Year	Secured Debt	Unsecured Debt	Total Debt	Interest Rate
2003	$903	$50,000	$50,903	7.4%
2004	1,283	55,000	56,283	7.9%
2005	26,819	—	26,819	7.7%
2006	6,648	50,000	56,648	7.0%
2007	7,846	—	7,846	6.8%
2008	—	60,000	60,000	6.7%
2009	50,000	—	50,000	7.1%
2010	—	—	—	0.0%
2011	—	—	—	0.0%
Thereafter	—	110,000	110,000	6.4%

Total maturities	$93,499	$325,000	$418,499	7.0%

Weighted average maturity = 8.0 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002	2002	2002	2002
Market Data

Shares Outstanding	39,184	39,168	39,146	39,114	38,988
Market Price per Share	$25.97	$25.50	$25.38	$28.90	$28.75
Equity Market Capitalization	$1,017,608	$998,784	$993,525	$1,130,395	$1,120,905

Total Debt	$418,499	$402,701	$405,947	$391,159	$359,445
Total Market Capitalization	$1,436,101	$1,401,485	$1,399,472	$1,521,554	$1,480,350

Total Debt to Market Capitalization	0.29:1	0.29:1	0.29:1	0.26:1	0.24:1

Earnings to Fixed Charges	2.6x	2.7x	2.6x	2.7x	2.8x
Debt Service Coverage Ratio	3.6x	3.7x	3.6x	3.6x	3.7x

Dividend Data

Total Dividends Paid	$13,812	$13,806	$13,799	$13,788	$12,959
Common Dividend per Share	$0.3525	$0.3525	$0.3525	$0.3525	$0.3325
Payout Ratio (FFO per share basis)	71.9%	69.1%	73.4%	73.4%	67.0%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q1 2003 vs. Q1 2002

Cash Basis

	NOI	Rental Rate
Sector	Growth	Growth
Multifamily(1)	-3.4%	4.3%
Office Buildings	-5.0%	1.6%
Retail Centers	-5.5%	2.0%
Industrial / Flex Properties	-7.1%	4.7%

Overall Core Portfolio	-5.2%	2.6%

GAAP Basis

	NOI	Rental Rate
Sector	Growth	Growth
Multifamily(1)	-3.5%	4.3%
Office Buildings	-6.9%	0.9%
Retail Centers	-6.3%	2.1%
Industrial / Flex Properties	-8.9%	3.9%

Overall Core Portfolio	-6.5%	2.1%

(1) NOI for Multifamily and Core Porfolio for Q1 03 would be as follows without the impact of the 23 HUD units taken off the market at The Ashby at McLean for complete renovation:

	GAAP Basis	Cash Basis
Multifamily	-1.7%	-1.6%
Overall Core Portfolio	-6.2%	-4.8%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI)

(In Thousands)

	Three Months Ended March 31,
	2003	2002
Net income	$11,214	$16,328
Real estate depreciation and amortization	8,073	6,950
Discontinued operations:
Gain on property disposed	—	(3,838)
Real estate depreciation and amortization	—	11

Funds From Operations	19,287	19,451

Add:
General and administrative	1,132	1,240
Interest expense	7,047	6,883
Less:
NOI for non-core properties(1)	(1,779)	(64)
Other income	(108)	(148)

Core portfolio NOI, GAAP Basis	25,579	27,362
Straight-line revenue, net for core properties	(123)	(521)

Core portfolio NOI, Cash Basis	$25,456	$26,841

Core portfolio NOI by segment:
GAAP Basis:
Multifamily	$4,421	$4,580
Office Buildings	13,096	14,061
Retail Centers	4,181	4,463
Industrial/Flex	3,881	4,258

	$25,579	$27,362

Cash Basis:
Multifamily	$4,420	$4,573
Office Buildings	13,016	13,708
Retail Centers	4,149	4,391
Industrial/Flex	3,871	4,169

	$25,456	$26,841

(1) Non-core properties for Q1 2003 and Q1 2002 were 1501 South Capitol Street, The Atrium Building, 1620 Wilson Boulevard, Centre at Hagerstown and Fullerton Industrial Center.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q1 2003 vs. Q1 2002

GAAP Basis

	Core Portfolio		All Properties
	1st QTR	1st QTR	1st QTR	1st QTR
Sector	2003	2002	2003	2002
Multifamily (1)	90.9%	93.5%	90.9%	93.5%
Office Buildings	86.9%	90.2%	87.1%	90.2%
Retail Centers	96.0%	93.4%	96.1%	93.4%
Industrial / Flex Properties	87.7%	97.6%	88.2%	94.8%

Overall Portfolio(2)	88.9%	92.2%	89.3%	91.9%

(1) Multifamily occupancy for the Core Portfolio and All Properties would be 92.0% without the 23 HUD units at The Ashby at McLean taken off the market for complete renovation.

(2) Overall Portfolio occupancy for the Core Portfolio and All Properties would be 89.1% and 89.5% without the impact of the 23 former HUD units at The Ashby at McLean taken off the market for complete renovation.

Washington Real Estate Investment Trust

Schedule of Properties

March 31, 2003

		YEAR	YEAR	NET RENTABLE
PROPERTIES	LOCATION	ACQUIRED	CONSTRUCTED	SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
7700 Leesburg Pike	Falls Church, VA	1990	1976	147,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
Tycon Plaza II	Vienna, VA	1994	1981	127,000
Tycon Plaza III	Vienna, VA	1994	1978	151,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	526,000
8230 Boone Boulevard	Vienna, VA	1998	1981	58,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000

Subtotal				3,326,000

Retail Centers

Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	235,000
800 S. Washington Street	Alexandria, VA	1998	1955/1959	51,000
1620 Wilson Boulevard	Arlington, VA	2002	1959	5,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000

Subtotal				1,514,000

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

March 31, 2003

		YEAR	YEAR	NET RENTABLE*
PROPERTIES	LOCATION	ACQUIRED	CONSTRUCTED	SQUARE FEET

Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 196	Gaithersburg, MD	1996	1971	145,000
Bethesda Hills Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,079 units)				1,720,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	90,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000

Subtotal				2,619,000

TOTAL				9,179,000

* Multifamily buildings are presented in gross square feet.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months ended March 31, 2003

	1st Quarter 2003
Gross Leasing Square Footage
Office Buildings	332,933
Retail Centers	20,468
Industrial Centers	60,318

Total	413,719

Weighted Average Term (yrs)
Office Buildings	5.5
Retail Centers	4.9
Industrial Centers	4.2

Total	5.3

Rental Rate Increases:	GAAP	CASH
Rate on expiring leases
Office Buildings	$24.29	$25.35
Retail Centers	$17.72	$18.11
Industrial Centers	$7.25	$7.46

Total	$21.48	$22.38

Rate on new and renewal leases
Office Buildings	$28.04	$26.52
Retail Centers	$23.41	$22.35
Industrial Centers	$8.47	$7.99

Total	$24.95	$23.61

Percentage Increase
Office Buildings	15.44%	4.62%
Retail Centers	32.11%	23.41%
Industrial Centers	16.83%	7.10%

Total	16.15%	5.50%

	Total Dollars	Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$6,977,049	$20.96
Retail Centers	$120,438	$5.88
Industrial Centers	$204,450	$3.39

Total	$7,301,938	$17.65

Washington Real Estate Investment Trust

10 Largest Tenants—Based on Annualized Base Rent

March 31, 2003

		Weighted	Percentage		Percentage
		Average	of Aggregate		of Aggregate
		Remaining	Portfolio	Aggregate	Occupied
	Number of	Lease Term	Annualized	Rentable	Square
Tenant	Buildings	in Months	Rent	Square Feet	Feet
Sunrise Senior Living, Inc.	1	126	3.86%	165,113	2.53%
Lockheed Corporation	2	15	3.33%	168,330	2.58%
General Services Administration	7	29	3.00%	274,265	4.20%
SunTrust Bank	4	23	2.55%	104,291	1.60%
Sun Microsystems, Inc.	1	45	2.53%	110,184	1.69%
Xerox Corporation	1	17	2.53%	90,994	1.39%
INOVA Health Systems	2	76	1.41%	53,196	0.81%
United Communications Group	1	62	1.40%	62,493	0.96%
Northrop-Grumman(1)	2	15	1.27%	58,292	0.89%
IQ Solutions	1	98	1.18%	46,396	0.71%

Total/Weighted Average			23.06%	1,133,554	17.36%

(1) In January, 2003, Northrop-Grumman signed a lease for a 20,000 square foot expansion effective April 2003 at $24.50 per square foot. This expansion is not included in the above calculation.

Washington Real Estate Investment Trust

Lease Expirations

March 31, 2003

			Percent of		Average	Percent of
	Number of	Rentable	Rentable	Annualized	Rental	Annualized
Year	Leases	Square Feet	Square Feet	Base Rent	Rate	Rent

Office:
2003	123	395,572	13.8%	$9,890,230	$25.00	13.4%
2004	110	791,245	27.7%	20,055,464	25.35	27.1%
2005	107	289,836	10.1%	7,643,851	26.37	10.3%
2006	83	445,894	15.6%	11,720,836	26.29	15.9%
2007	49	223,053	7.8%	5,366,729	24.06	7.3%
2008 and thereafter	91	713,898	25.0%	19,202,706	26.90	26.0%

	563	2,859,498	100.0%	$73,879,815	$25.84	100.0%

Retail:
2003	35	176,282	12.6%	$1,526,716	$8.66	7.3%
2004	39	150,284	10.8%	2,046,279	13.62	9.8%
2005	41	196,524	14.1%	3,362,645	17.11	16.0%
2006	38	133,838	9.6%	2,504,489	18.71	11.9%
2007	38	128,658	9.2%	2,786,282	21.66	13.3%
2008 and thereafter	77	612,367	43.8%	8,749,103	14.29	41.7%

	268	1,397,953	100.0%	$20,975,514	$15.00	100.0%

Industrial:
2003	37	324,024	14.3%	$2,901,238	$8.95	16.3%
2004	46	452,986	19.9%	3,204,095	7.07	18.1%
2005	38	458,005	20.1%	3,079,454	6.72	17.3%
2006	30	375,266	16.5%	3,465,071	9.23	19.5%
2007	15	204,736	9.0%	1,535,438	7.50	8.7%
2008 and thereafter	28	458,098	20.2%	3,564,474	7.78	20.1%

	194	2,273,115	100.0%	$17,749,769	$7.81	100.0%

Total:
2003	195	895,878	13.7%	$14,318,184	$15.98	12.7%
2004	195	1,394,515	21.4%	25,305,838	18.15	22.5%
2005	186	944,365	14.5%	14,085,950	14.92	12.5%
2006	151	954,998	14.6%	17,690,395	18.52	15.7%
2007	102	556,447	8.5%	9,688,449	17.41	8.6%
2008 and thereafter	196	1,784,363	27.3%	31,516,283	17.66	28.0%

	1,025	6,530,566	100.0%	$112,605,099	$17.24	100.0%

Washington Real Estate Investment Trust

2003 Acquisition Summary

(Dollars in thousands)

					December 31,
			Occupied	Occupancy	2002
	Acquisition	Square	Sq. Ft. at	Percentage at	Leased
	Date	Feet	Acquisition	Acquisition	Percentage	Investment
Fullerton Industrial Center	01/24/2003	137,000	100%	100%	100%	$10,600,000

Washington Real Estate Investment Trust

Reporting Definitions

March 31, 2003

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Earnings to Fixed Charges is computed by dividing income before (a) gain on sale of real estate; (b) interest expense, including amortization; and (c) capitalized interest by the sum of interest expense, capitalized interest and amortized debt costs.

Debt Service Coverage Ratio is computed by dividing income before (a) gain on sale of real estate; (b) interest income; (c) interest expense; and (d) depreciation and amortization by the sum of interest expense, including interest costs capitalized, and the amortized costs of debt issuance plus mortgage principal amortization.

Funds from operations (FFO)—The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. Funds Available for Distribution (FAD) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due to the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.